SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 12, 2003
---------------------------------
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation


        Delaware                                             52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Citigroup Global Markets Inc. which are hereby filed pursuant to such letters.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99) Collateral Term Sheets and Structural Term Sheets prepared by Citigroup Global Markets Inc. in connection with Wells Fargo Asset Securities Corporation, Mortgage
                                    Pass-Through Certificates, Series 2003-G

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WELLS FARGO ASSET SECURITIES CORPORATION


June 12, 2003

                                   By:      /s/ Alan S. McKenney
                                          --------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Collateral Term Sheets                     E
                        prepared by Citigroup
                        Global Markets Inc.
                        in connection with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2003-G